                                                                       EXECUTION


                                                                    EXHIBIT 10.3


                       TWELFTH AMENDMENT AND CONSENT TO
                     DEBTOR-IN-POSSESSION CREDIT AGREEMENT


                              September 22, 2000


          Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of September 13, 1999 (as heretofore amended, supplemented or otherwise modified, the "DIP Credit Agreement"), by and among Vencor, Inc., a Delaware corporation ("Vencor"), and Vencor Operating, Inc., a Delaware corporation ("Vencor Opco"), each as debtor and debtor-in-possession, and each of Vencor's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary, Vencor and Vencor Opco individually referred to herein as a "Borrower" and, collectively, on a joint and several basis, as the "Borrowers"); the Lenders listed on the signature pages thereof; and Morgan Guaranty Trust Company of New York, as arranger, collateral agent and administrative agent (in such capacity, "Administrative Agent") for the Lenders, and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement.

          The Borrowers have requested that Lenders (i) extend the termination date of the Commitments, (ii) extend the deadline for filing a plan of reorganization acceptable to the Required Lenders in the Cases, (iii) amend certain financial covenants, (iv) consent to the Cash Plan Supplement (as defined below), and (v) make certain other amendments to the DIP Credit Agreement, in each case as more fully set forth below. Accordingly, Borrowers and the undersigned Lenders hereby agree as follows:

          1. The definition of "Borrowing Base" in Section 1.01 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein the additional row as follows:

              October 2000                  $57,843,913

          2. The definition of "Stated Maturity Date" in Section 1.01 of the DIP Credit Agreement is hereby amended by deleting the reference to "September 30, 2000" contained therein and substituting therefor "October 31, 2000".

          3. Section 5.01(b) of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein the additional row as follows:

              September 2000
              (preliminary
              balance sheet and          October 31, 2000
              income statement
              only)

          4. Section 5.10 of the DIP Credit Agreement is hereby amended by deleting the reference to "September 29, 2000" contained therein and substituting therefor "October 31, 2000".


          5. Section 6.01 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein the additional row as follows:


              October 2000                  $240,000,000


          6. Section 6.03 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein the additional row as follows:


              October 2000                     2,500


          7. Section 6.06 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein the additional row as follows:


              October 2000                   $65,000,000


          8. The Borrowers have also submitted to Lenders an amendment and supplement to the Cash Plan, attached hereto as Annex A (the "Cash Plan
                                                -------
Supplement"), setting forth, for September 2000 and October 2000, a consolidated cash forecast for the Borrowers. Each of the undersigned Lenders hereby (i) acknowledges that the substance of the Cash Plan Supplement is satisfactory to such Lender and (ii) consents to supplementing the Cash Plan with the forecast for September 2000 and October 2000 contained in the Cash Plan Supplement.

          On and after the Twelfth Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended by this Twelfth Amendment and Consent to Debtor-In-Possession Credit Agreement (this "Twelfth Amendment"; the DIP Credit Agreement, as so amended, being the "Amended Agreement").

          Without limiting the generality of the provisions of Section 11.05 of the DIP Credit Agreement, the amendments and the consent set forth in the paragraphs above shall be limited precisely as written, and nothing in this Twelfth Amendment shall be deemed to (a) constitute a consent to any other supplement to the Cash Plan or any other document, transaction, occurrence, event or condition under Section 5.01(m) of the DIP Credit Agreement or any other term, provision or condition of the DIP Credit Agreement or any of such other

Financing Documents, or (b) prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the DIP Credit Agreement or any of such other Financing Documents. Except as specifically amended by this Twelfth Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed.

          In order to induce Lenders to enter into this Twelfth Amendment, each Borrower, by its execution of a counterpart of this Twelfth Amendment, represents and warrants that (a) such Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Twelfth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Twelfth Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Twelfth Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or constitute a default under, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or of any agreement or other instrument binding upon it or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Twelfth Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official (except for the Court and such as shall have been made at or before the time required and shall be in full force and effect on and after the date when made), (e) this Twelfth Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity, (f) for purposes of the Borrowing Order notice of this Twelfth Amendment has been given to and received by counsel to the Committee (as defined in the Borrowing Order), and (g) after giving effect to this Twelfth Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Twelfth Amendment that would constitute a Default.

          This Twelfth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Twelfth Amendment shall become effective (the date of such effectiveness being the "Twelfth Amendment Effective Date") upon the earliest date on or prior to September 22, 2000 that (a) the Borrowers and Lenders shall have executed counterparts of this Twelfth Amendment and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof; (b) the Administrative Agent shall have received evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP, Davis Polk & Wardwell and Policano & Manzo that are received by Vencor prior to 12:00 Noon (New York City time) on September 20, 2000 have been paid in full, and (c) the Court shall have approved this Twelfth Amendment in its entirety.

          THIS TWELFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE

CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                 [Remainder of page intentionally left blank.]

BORROWERS:
                    Advanced Infusion Systems, Inc.
                    American X-Rays, Inc.
                    C.P.C. of Louisiana, Inc.
                    Community Behavioral Health System, Inc.
                    Community Psychiatric Centers of Arkansas, Inc.
                    Community Psychiatric Centers of California
                    Community Psychiatric Centers of Florida, Inc.
                    Community Psychiatric Centers of Idaho, Inc.
                    Community Psychiatric Centers of Indiana, Inc.
                    Community Psychiatric Centers of Kansas, Inc.
                    Community Psychiatric Centers of Mississippi, Inc. Community Psychiatric Centers of Missouri, Inc.
                    Community Psychiatric Centers of North Carolina, Inc. Community Psychiatric Centers of Oklahoma, Inc.
                    Community Psychiatric Centers of Utah, Inc.
                    Community Psychiatric Centers Properties Incorporated Community Psychiatric Centers Properties of Oklahoma, Inc. Community Psychiatric Centers Properties of Texas, Inc. Community Psychiatric Centers Properties of Utah, Inc. Courtland Gardens Health Center, Inc.
                    CPC Investment Corp.
                    CPC Managed Care Health Services, Inc.
                    CPC of Georgia, Inc.
                    CPC Properties of Arkansas, Inc.
                    CPC Properties of Illinois, Inc.
                    CPC Properties of Indiana, Inc.
                    CPC Properties of Kansas, Inc.
                    CPC Properties of Louisiana, Inc.
                    CPC Properties of Mississippi, Inc.
                    CPC Properties of Missouri, Inc.
                    CPC Properties of North Carolina, Inc.
                    First Rehab, Inc.
                    Florida Hospital Properties, Inc.
                    Health Care Holdings, Inc.
                    Health Care Technology, Inc.
                    Helian ASC of Northridge, Inc.
                    Helian Health Group, Inc.
                    Helian Recovery Corporation
                    Homestead Health Center, Inc.
                    Horizon Healthcare Services, Inc.

                         Interamericana Health Care Group
                         J.B. Thomas Hospital, Inc.
                         Lafayette Health Care Center, Inc.
                         MedEquities, Inc.
                         Medisave of Tennessee, Inc.
                         Medisave Pharmacies, Inc.
                         Old Orchard Hospital, Inc.
                         Palo Alto Surgecenter Corporation
                         Peachtree-Parkwood Hospital, Inc.
                         PersonaCare, Inc.
                         PersonaCare Living Center of Clearwater, Inc. PersonaCare of Bradenton, Inc.
                         PersonaCare of Clearwater, Inc.
                         PersonaCare of Connecticut, Inc.
                         PersonaCare of Georgia, Inc.
                         PersonaCare of Huntsville, Inc.
                         PersonaCare of Little Rock, Inc.
                         PersonaCare of Ohio, Inc.
                         PersonaCare of Owensboro, Inc.
                         PersonaCare of Pennsylvania, Inc.
                         PersonaCare of Pompano East, Inc.
                         PersonaCare of Pompano West, Inc.
                         PersonaCare of Reading, Inc.
                         PersonaCare of San Antonio, Inc.
                         PersonaCare of San Pedro, Inc.
                         PersonaCare of Shreveport, Inc.
                         PersonaCare of St. Petersburg, Inc.
                         PersonaCare of Warner Robbins, Inc.
                         PersonaCare of Wisconsin, Inc.
                         PersonaCare Properties, Inc.
                         ProData Systems, Inc.
                         Recovery Inns of America, Inc.
                         Respiratory Care Services, Inc.
                         Stamford Health Facilities, Inc.
                         THC-Chicago, Inc.
                         THC-Hollywood, Inc.
                         THC-Houston, Inc.
                         THC-Minneapolis, Inc.
                         THC-North Shore, Inc.
                         THC-Orange County, Inc.
                         THC-San Diego, Inc.
                         THC-Seattle, Inc.
                         TheraTx Healthcare Management, Inc.
                         TheraTx Health Services, Inc.
                         TheraTx Management Services, Inc.
                         TheraTx Medical Supplies, Inc.

                         TheraTx Rehabilitation Services, Inc.
                         TheraTx Staffing, Inc.
                         Transitional Hospitals Corporation, a Delaware
                            Corporation
                         Transitional Hospitals Corporation, a Nevada
                            Corporation
                         Transitional Hospitals Corporation of Indiana, Inc. Transitional Hospitals Corporation of Louisiana, Inc. Transitional Hospitals Corporation of Michigan, Inc. Transitional Hospitals Corporation of Nevada, Inc. Transitional Hospitals Corporation of New Mexico, Inc. Transitional Hospitals Corporation of Tampa, Inc. Transitional Hospitals Corporation of Texas, Inc. Transitional Hospitals Corporation of Wisconsin, Inc. Tucker Nursing Center, Inc.
                         Tunstall Enterprises, Inc.
                         VC-OIA, Inc.
                         VC-TOHC, Inc.
                         VC-WM, Inc.
                         Vencare, Inc.
                         Vencare Rehab Services, Inc.
                         Vencor Facility Services, Inc.
                         Vencor Holdings, L.L.C.
                         Vencor Home Care Services, Inc.
                         Vencor Hospice, Inc.
                         Vencor Hospitals East, L.L.C.
                         Vencor Hospitals West, L.L.C.
                         Vencor, Inc.
                         Vencor Insurance Holdings, Inc.
                         Vencor Investment Company
                         Vencor Nevada, L.L.C.
                         Vencor Nursing Centers East, L.L.C.
                         Vencor Nursing Centers Central L.L.C.
                         Vencor Nursing Centers North, L.L.C.
                         Vencor Nursing Centers South, L.L.C.
                         Vencor Nursing Centers West, L.L.C.
                         Vencor Operating, Inc.
                         Vencor Pediatric Care, Inc.

                         Vencor Provider Network, Inc.
                         Ventech Systems, Inc.

                         By: Vencor Operating, Inc., as agent and attorney-in-
                               fact for each of the foregoing entities

                             By:
                                ------------------------------------------
                                Name:
                                Title:


                         Stamford Health Associates, L.P.

                         By: Stamford Health Facilities, Inc., Its General
                             Partner

                             By:
                                ------------------------------------------
                                Name:
                                Title:



                         Vencor Home Care and Hospice Indiana Partnership

                         By: Vencor Home Care Services, Inc., Its General
                             Partner

                             By:
                                ------------------------------------------
                                Name:
                                Title:


                         By: Vencor Hospice, Inc., Its General Partner


                             By:
                                ------------------------------------------
                                Name:
                                Title:

                         Vencor Hospitals Limited Partnership

                         By: Vencor Operating, Inc., Its General Partner

                             By:
                                ------------------------------------------
                                Name:
                                Title:


                         By: Vencor Nursing Centers Limited Partnership,
                             Its General Partner

                             By: Vencor Operating, Inc., Its General
                                 Partner

                                 By:
                                     -------------------------------------
                                     Name:
                                     Title:


                         Vencor Nursing Centers Central Limited
                         Partnership

                         By: Vencor Operating, Inc., Its General Partner


                             By:
                                ------------------------------------------
                                Name:
                                Title:


                         By: Vencor Nursing Centers Limited Partnership,
                             Its General Partner

                             By: Vencor Operating, Inc., Its General
                                 Partner

                                 By:
                                     -------------------------------------
                                     Name:
                                     Title:

                         Vencor Nursing Centers Limited Partnership

                         By:  Vencor Operating, Inc., Its General Partner

                              By:
                                 ------------------------------------------
                                 Name:
                                 Title:

                         By: Vencor Hospitals Limited Partnership, Its General Partner

                              By: Vencor Operating, Inc., Its General
                                  Partner

                                  By:
                                     -------------------------------------
                                     Name:
                                     Title:

AGENTS AND LENDERS:


                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Arranger, Collateral Agent and Administrative Agent and as a Lender


                         By:
                             -----------------------------------------------
                             Name:
                             Title:

                         ABLECO FINANCE LLC, as a Lender


                         By:
                             --------------------------------------------
                             Name:
                             Title:

                         APPALOOSA INVESTMENT LIMITED
                         PARTNERSHIP I, as a Lender


                         By:
                             --------------------------------------------
                             Name:
                             Title:

                         BANKERS TRUST COMPANY, as a Lender



                         By:
                             --------------------------------------------
                             Name:
                             Title:

                         CHASE SECURITIES INC., AS AGENT FOR THE
                         CHASE MANHATTAN BANK, as a Lender



                         By:
                             --------------------------------------------
                             Name:
                             Title:

                         GOLDMAN SACHS CREDIT PARTNERS L.P., as a
                         Lender


                         By:
                             --------------------------------------------
                             Name:
                             Title:

                         VAN KAMPEN PRIME RATE INCOME TRUST, as a
                         Lender

                         By:  VAN KAMPEN INVESTMENT ADVISORY
                              CORP.


                              By:
                                   --------------------------------------
                                    Name:
                                    Title:



                         VAN KAMPEN SENIOR FLOATING RATE FUND, as a
                         Lender

                         By:  VAN KAMPEN INVESTMENT ADVISORY
                              CORP.


                              By:
                                   --------------------------------------
                                    Name:
                                    Title:


                         VAN KAMPEN SENIOR INCOME TRUST, as a Lender

                         By:  VAN KAMPEN INVESTMENT ADVISORY
                              CORP.


                              By:
                                   --------------------------------------
                                    Name:
                                    Title:

                              FRANKLIN MUTUAL ADVISERS LLC, as a Lender



                              By:
                                   --------------------------------------
                                    Name:
                                    Title:

                              FRANKLIN FLOATING RATE TRUST, as a Lender



                              By:
                                   --------------------------------------
                                    Name:
                                    Title:

                              FOOTHILL CAPITAL CORPORATION, as a Lender



                              By:
                                   --------------------------------------
                                    Name:
                                    Title:

                         FOOTHILL INCOME TRUST II, L.P., as a Lender

                         By:  FIT II GP, LLC, its general partner



                              By:
                                   --------------------------------------
                                    Name:
                                    Title:

              ACKNOWLEDGEMENT AND CONSENT OF SUBSIDIARY GUARANTOR

          By its execution of a counterpart of this Twelfth Amendment, the undersigned, as a Subsidiary Guarantor under that certain Guaranty Agreement dated as of September 13, 1999 (the "Guaranty") for the benefit of Lenders, and as an Original Lien Grantor under that certain Security Agreement dated as of September 13, 1999 (the "Security Agreement") between the undersigned, the Borrowers and Collateral Agent, as Secured Party, hereby acknowledges that it has read this Twelfth Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Twelfth Amendment, the obligations of the undersigned under the Guaranty and the Security Agreement shall not be impaired or affected and each of the Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                                CARIBBEAN BEHAVIORAL HEALTH
                                 SYSTEMS, INC.


                                By:
                                   --------------------------------------
                                    Name:
                                    Title:

                                                                         Annex A


Vencor, Inc.
Cash Plan
Period:  Weeks Beginning September 4, 2000 to October 30, 2000
Prepared: September 1, 2000
(in millions)

--------------------------------------------------------------------------------

CASH FLOW FORECAST:  (Prepared by Company on August 15, 2000)


Week Beginning:                   9/4/00     9/11/00    9/18/00    9/25/00    10/2/00   10/9/00   10/?/00     10/16/00  10/23/00
                                 -------     -------    -------    -------   --------   -------   -------     --------  --------
Projected Receipts:
Facility Receipts                $  28.8     $  38.0     $ 39.6    $ 39.5     $ 28.6    $  33.5   $  41.3     $  42.9    $  12.7
Agency Receipts                     16.1        16.1       16.3      17.5       12.8       16.3      17.0        18.5        6.4
PIP Receipts                           -        11.4          -      11.4          -       11.4         -        11.4          -
Misc Receipts                          -           -          -         -          -          -         -           -          -
                                 -------     -------    -------    ------    -------    -------   -------     -------    -------

   Subtotal Receipts             $  44.9     $  65.5    $  55.9    $ 68.4     $ 41.4    $  61.2   $  58.3     $  72.8    $  19.1

Projected Disbursements:
Accounts Payable                 $ (23.3)    $ (21.4)   $ (24.5)   $(24.5)   $ (22.1)   $ (22.8)  $ (23.2)    $ (24.0)   $  (7.9)
Ventas                             (15.2)          -          -         -      (15.2)         -         -           -          -
Scheduled Medicare Payments            -           -          -         -          -          -         -           -          -
Payroll                            (15.8)      (19.0)     (19.8)    (18.2)     (19.0)     (19.8)    (20.0)      (18.2)      (5.5)
Taxes                               (8.8)       (6.5)      (8.5)     (7.1)      (6.0)      (8.9)     (9.5)       (8.9)      (3.7)
VEBA Funding                        (1.1)       (1.1)      (1.1)     (1.1)      (1.1)      (1.1)     (1.1)       (1.1)         -
Vendor Deposits                     (7.1)       (2.2)      (2.0)     (2.0)      (4.2)         -      (2.1)       (2.1)      (2.1)
Executive Retention                    -           -          -         -          -          -         -           -          -
Restructuring Costs                    -           -          -      (0.1)      (1.0)         -         -           -       (0.1)
                                 -------     -------    -------    ------    -------    -------   -------     -------    -------
Subtotal Uses of Cash            $ (71.3)    $ (50.2)   $ (55.9)   $(53.0)   $ (68.6)   $ (52.6)  $ (55.9)    $ (54.3)   $ (19.3)
                                 -------     -------    -------    ------    -------    -------   -------     -------    -------

Daily Cash Flow before Next Day
   Funding Requirements          $ (26.4)    $  15.3    $     -    $ 15.4    $ (27.2)   $   8.6   $   2.4     $  18.5    $  (0.2)

Reduce (Borrow) Next Day
   Funding Requirement                 -           -          -         -          -          -         -           -          -
                                 -------     -------    -------    ------    -------    -------   -------     -------    -------
Subtotal Net Sources
   (Uses) of Cash                $ (26.4)    $  15.3    $     -    $ 15.4    $ (27.2)   $   8.6   $   2.4     $  18.5    $  (0.2)
                                 -------     -------    -------    ------    -------    -------   -------     -------    -------
Forecasted Revolver
  (Borrowing) Repayment          $ (26.4)    $  15.3    $     -    $ 15.4    $ (27.2)   $   8.6   $   2.4     $  18.5    $  (0.2)

Beginning Revolver               $     -     $     -    $     -    $    -    $     -    $     -   $     -     $     -    $     -
Activity                               -           -          -         -          -          -         -           -          -
                                 -------     -------    -------    ------    -------    -------   -------     -------    -------
Ending Revolver                  $     -     $     -    $     -    $    -    $     -    $     -   $     -     $     -    $     -
                                 =======     =======    =======    ======    =======    =======   =======     =======    =======

Beginning Cash                   $ 156.9     $ 130.5    $ 145.8     145.8    $ 161.2    $ 134.0   $ 142.6     $ 145.0    $ 163.5
Net Change in Cash                 (26.4)       15.3          -      15.4      (27.2)       8.6       2.4        18.5       (0.2)
                                 -------     -------    -------    ------    -------    -------   -------     -------    -------
Ending Cash                      $ 130.5     $ 145.8    $ 145.8     161.2    $ 134.0    $ 142.6   $ 145.0     $ 163.5    $ 163.3
                                 =======     =======    =======    ======    =======    =======   =======     =======    =======

COVENANT COMPUTATION:
Cumulative Net Cash Flow         $ (26.4)    $ (11.1)   $ (11.1)   $  4.3    $ (22.9)   $ (14.3)  $ (11.9)    $   6.6    $   6.4
Permitted Variance                 (18.0)      (18.0)     (18.0)    (18.0)     (18.0)     (18.0)    (18.0)      (18.0)     (18.0)
                                 -------     -------    -------    ------    -------    -------   -------     -------    -------

Compliance with Cash Plan        $ (44.4)    $ (29.1)   $ (29.1)   $(13.7)   $ (40.9    $ (32.3)  $ (29.9)    $ (11.4)   $ (11.6)
                                 =======     =======    =======    ======    =======    =======   =======     =======    =======

